                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1702

                           SCUDDER DYNAMIC GROWTH FUND
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Dynamic Growth Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Dynamic Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	43.69%	-25.35%	-4.28%	.86%
Class B (a)	42.70%	-26.12%	-5.29%	-.25%
Class C (a)	42.86%	-26.06%	-5.01%	-.03%
Russell Midcap Growth Index+	38.89%	-17.28%	4.49%	8.50%
S&P 500 Index++	24.40%	-10.13%	1.00%	10.05%

Scudder Dynamic Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class I***	44.44%	-25.03%	-3.80%	.36%
Russell Midcap Growth Index+	38.89%	-17.28%	4.49%	7.88%
S&P 500 Index++	24.40%	-10.13%	1.00%	9.35%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 9/30/03	$ 2.96	$ 2.54	$ 2.60	$ 3.12
9/30/02	$ 2.06	$ 1.78	$ 1.82	$ 2.16

Class A Lipper Rankings* - Mid-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	27	of	497	6
3-Year	295	of	368	80
5-Year	221	of	233	95
10-Year	70	of	73	95

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Dynamic Growth Fund - Class A [] Russell Midcap Growth Index+ [] S&P 500 Index++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Dynamic Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$13,543	$3,920	$7,575	$10,269
	Average annual total return	35.43%	-26.81%	-5.40%	.27%
Class B(c)	Growth of $10,000	$13,970	$3,970	$7,570	$9,752
	Average annual total return	39.70%	-26.50%	-5.42%	-.25%(a)
Class C(c)	Growth of $10,000	$14,143	$4,002	$7,655	$9,866
	Average annual total return	41.43%	-26.31%	-5.20%	-.13%(a)
Russell Midcap Growth Index+	Growth of $10,000	$13,889	$5,661	$12,455	$22,609
	Average annual total return	38.89%	-17.28%	4.49%	8.50%
S&P 500 Index++	Growth of $10,000	$12,440	$7,258	$10,508	$26,053
	Average annual total return	24.40%	-10.13%	1.00%	10.05%

Scudder Dynamic Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class I***	Growth of $10,000	$14,444	$4,213	$8,239	$10,301
	Average annual total return	44.44%	-25.03%	-3.80%	.36%
Russell Midcap Growth Index+	Growth of $10,000	$13,889	$5,661	$12,455	$18,700
	Average annual total return	38.89%	-17.28%	4.49%	7.88%
S&P 500 Index++	Growth of $10,000	$12,440	$7,258	$10,508	$20,905
	Average annual total return	24.40%	-10.13%	1.00%	9.35%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during the 3-, 5- and 10-year periods shown reflect a temporary fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
*** Class I shares are not subject to sales charge
a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Dynamic Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Dynamic Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance.

Portfolio Management Review

Scudder Dynamic Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Dynamic Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Audrey M.T. Jones

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 2002.

• Portfolio manager with a primary focus on the credit sensitive, communications services, energy, process industries and transportation sectors.

• Over 30 years of investment industry experience.

• BBA, Pace University, Lubin School of Business.

Doris R. Klug

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2000 and the fund in 2002.

• Portfolio manager with a primary focus on the consumer and capital goods sectors.

• Vice President of Mutual of America from 1993-2000.

• Over 21 years of financial industry experience.

• MBA, New York University, Stern School of Business.

Samuel A. Dedio

Director of Deutsche Asset Management and Portfolio manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2002.

• Portfolio manager for US small- and mid-cap equity and senior small cap analyst for technology.

• Over 13 years of investment management experience.

• MS, American University, Kogod School of Business.

On December 1, 2002, Portfolio Managers Audrey M.T. Jones, Doris R. Klug and Samuel A. Dedio assumed responsibility for managing Scudder Dynamic Growth Fund. Below, they review the fund's performance and the market environment for the 12-month period ended September 30, 2003.

Q: How did Scudder Dynamic Growth Fund perform during its fiscal year?

A: The fund outperformed its benchmark for the 12 months ended September 30, 2003. Scudder Dynamic Growth Fund produced a total return of 43.69% (Class A shares unadjusted for sales charge) for the annual period, outperforming the 38.89% total return of its benchmark, the Russell Midcap Growth Index. The fund's peer group, the Lipper Mid-Cap Growth Funds category, had an average return of 27.72% for the same time frame.1 The fund's strong 12-month performance placed it in the sixth percentile of its Lipper category.2 Scudder Dynamic Growth Fund (Class A shares) ranked 27, 295, 221 and 70 for the 1-year, 3-year, 5-year and 10-year periods, respectively, based on total return as of September 30, 2003. There were 497, 368, 233 and 73 funds, respectively, in Lipper's Mid-Cap Growth Funds category.

1 Source: Lipper Inc. The Lipper Mid-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P MidCap 400 Index. It is not possible to invest directly in an index or a Lipper category.
2 Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on the fund's total returns unadjusted for sales charges with distributions reinvested. If sales charges had not been included rankings may have been less favorable.

Q: What changes did you make to the fund since taking over its management in December?

A: We continued to manage Scudder Dynamic Growth Fund as a stock picker's fund, building the portfolio on a bottom-up basis. We are dedicated to closely monitoring the entire portfolio of securities and focusing on companies with superior and sustainable growth prospects relative to the overall equity market. Since assuming responsibility for managing the fund, we have maintained the fund's dynamic growth style while at the same time taking a long-term investment perspective. As of the end of the annual period, the fund was overweight vs. its benchmark index in information technology and consumer staples. The fund was underweight relative to its benchmark in consumer discretionary and financials and had a slightly less-than-index position in health care.

We have also sought to reduce benchmark risk, reduce or eliminate positions in low-confidence securities, add fundamentally sound growth companies and reduce the cash position within the portfolio. In carrying out these strategies, we have reduced the number of stocks in the portfolio. We believe this strategy will allow us to broaden diversification across the growth sectors of the economy while providing a more concentrated, closely monitored portfolio. Based on our quantitative, qualitative and fundamental analyses, we further believe the portfolio is now effectively focused on delivering strong relative performance for our shareholders over a full market cycle.

Q: What were the best and worst stock performers for the fund?

A: The top securities by contribution during the annual period were primarily in the health care and information technology sectors. These included National Semiconductor Corp., Celgene Corp., Biovail Corp., Network Appliance, Inc., Invitrogen Corp., QLogic Corp., Vishay Intertechnology, Inc., Xilinx, Inc., MedImmune, Inc. and Jabil Circuit, Inc. Several of the fund's disappointments for the 12 months were also in health care and information technology, including DaVita, Inc.,* Copart, Inc.,* THQ, Inc.* IDEC Pharmaceuticals Corp.* and CV Therapeutics, Inc.* Other poor performers included LaBranche & Co., Inc. in financial services and Advance Auto Parts, Inc.* and Men's Wearhouse, Inc.* in consumer discretionary. Oil and gas company Talisman Energy, Inc.* and aerospace and defense company Precision Castparts Corp.* were also among the fund's worst stock performers for the 12 months.

* As of September 30, 2003, positions were sold.

Q: How was the fund positioned by sector, and what impact did this have on its results?

A: For the annual period as a whole, the fund's over- weighting in information technology and underweighting in consumer discretionary boosted relative performance, as did strong stock selection in both of these sectors. Effective stock selection in health care and consumer staples also had a positive impact on fund results. Poor stock selection in financials, materials and utilities as well as an overweighting in consumer staples detracted from performance.

Q: What were the major factors affecting mid-cap US equities during the annual period?

A: As was the case in the last fiscal year, mid-cap stocks, as measured by the S&P MidCap 400 Index, outperformed large-cap stocks, as measured by the S&P 500 index,3 for the 12 months ended September 30, 2003. Still, for the 12-month period, US equities across all capitalizations produced strong double-digit returns. Within the annual period, the mid-cap equity market, like the broader equity markets, saw divergent performance.

3 The unmanaged S&P MidCap 400 Index tracks the stock movement of 400 midsize US companies. The Standard & Poor's 500 index (S&P 500) is an unmanaged group of large-company stocks. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

After bottoming in early October 2002, US equities rebounded sharply in the fourth calendar quarter, with the S&P MidCap 400 Index up 5.83%. During October, despite economic indicators that showed dropping retail sales, declining manufacturing activity and a contracting labor market, the US equity markets responded with their best-performing month since March 2000. Within the mid-cap market segment, growth stocks and riskier sectors returned to favor, as investors focused primarily on technology and telecommunications securities. In November, the Federal Reserve Board lowered the targeted federal funds rate by 50 basis points to a new record low of 1.25% in an effort to jump-start an economy that it thought may be decelerating. However, in a move probably meant to quell overreaction to this interest rate cut and to boost confidence about a potential economic recovery, the Federal Reserve Board also shifted from a loosening to a neutral stance. Also boosting the powerful equity rally during these weeks was the release of more tentatively positive economic data. For example, transportation and nondefense capital goods orders increased. Third-quarter gross domestic product (GDP) was revised upward to a stronger-than-expected 4.0%. Consumer confidence rebounded after five months of decline. Even more positive was the fact that business spending for equipment and software increased a strong 6.6% for the month, while consumers continued to take advantage of low interest rates to purchase and refinance homes. As in the prior month, the technology and telecommunications sectors led the equity market advance in November. During December, concerns over a possible conflict with Iraq and rising tensions between North Korea and the United States adversely affected investor and consumer confidence, detracting from equity market performance. Economic data remained generally positive, but the equity markets declined during the month, primarily as a result of the technology sector's giving back some of its prior two months' gains.

For the first calendar quarter of 2003, US equities across all market capitalizations declined, with the S&P MidCap 400 Index down 4.44%. Small- and mid-cap stocks, with their lesser liquidity vs. large-cap stocks, were particularly hard hit during the quarter, as the looming war with Iraq led investors to pull money out of the equity markets and shift to more liquid and defensive instruments. Atypically in a declining equity environment, growth stocks outperformed value stocks across the broad equity market. During January, the economy took a backseat in investors' minds as the nation's attention was focused on the geopolitical tensions with Iraq and North Korea. In fact, at its January meeting, the Federal Reserve Board indicated that with the prospect of military conflict, monetary policy would have limited impact as an economic stimulus. Rising oil prices, falling consumer spending, and declining consumer and investor sentiment added to the geopolitical concerns in February. US manufacturing contracted in March after four months of expansion, primarily due to higher oil prices and uncertainty regarding near-term consumer spending. Equity markets initially responded favorably to the actual confrontation of coalition troops with the Iraqi military in March, but the markets paused later in the month as expectations of a swift resolution to the war declined.

For the second calendar quarter of 2003, US equities across all market capitalizations rebounded strongly, with the S&P MidCap 400 Index up 17.63%. During April, despite high unemployment, ongoing contraction in the manufacturing sector and dropping retail sales, there were signs of improvement in the economy. Factory orders increased for the third month in a row, with the nondefense capital goods component, an important barometer of business capital spending, on the rise. In addition, with the conclusion of major military operations in Iraq and generally positive corporate earnings announcements, consumer and investor confidence improved. The broad equity markets responded favorably, with the small-cap segment leading the way. In May, economic signals continued to be mixed. Manufacturing activity remained low, but in spite of both adverse weather conditions in most of the nation and a late spring holiday, healthy sales gains were seen in several industries, including electronics, retail and restaurants. The equity markets continued to perform well, with the small-cap segment outperforming its mid-cap and large-cap brethren. In June, the Federal Reserve Board reduced interest rates by 25 basis points. Manufacturing continued to contract, but there was growth in the services segment of the economy. For the quarter as a whole, mid-cap stocks underperformed small-cap stocks but outperformed their large-cap brethren. Within the mid-cap sector, value-oriented stocks outperformed their growth-oriented counterparts.

In the last quarter of the fiscal year, the US equity markets across all capitalizations remained in positive territory, with the S&P MidCap 400 Index up 6.59%. During July and August, most indicators continued to point toward improvement in the US economy. Second-quarter GDP expanded at a 3.3% (revised) rate, fueled by consumer purchases, business investment and an increase in defense spending. The manufacturing sector expanded, and industrial production, specifically in high-technology products, had its best growth rate since September 2000. The services sector of the economy also continued to grow. Corporate earnings announcements were generally positive. However, unemployment remained above 6%, mortgage refinancing activity slowed and consumer confidence declined. Overall, the equity markets responded favorably, with the small-cap segment leading the way. During September, the US equity markets lost some ground, due primarily to concerns regarding the upcoming corporate earnings announcement season, weakness in the US dollar and rising energy prices. As in the previous quarter, mid-cap stocks underperformed small-cap stocks but outperformed their large-cap brethren. Within the mid-cap sector, value-oriented stocks again outperformed their growth-oriented counterparts.

Q: What investment strategies do you intend to pursue in the fund?

A: We continue to seek to invest in fundamentally sound companies with strong balance sheets.

Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:

• focus on mid-cap companies with above-average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

• focus on individual stock selection, with the goal of providing value-added performance relative to the universe of US companies

• use extensive and intensive fundamental research to identify companies with innovation, leading or dominant positions in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources

• strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential

We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2003

Asset Allocation	9/30/03	9/30/02

Common Stocks	94%	93%
Cash Equivalents	6%	7%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/03	9/30/02

Information Technology	29%	22%
Health Care	19%	27%
Consumer Discretionary	15%	15%
Industrials	12%	6%
Financials	10%	11%
Consumer Staples	7%	4%
Energy	5%	8%
Materials	2%	5%
Telecommunication Services	1%	1%
Utilities	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2003 (25.8% of Portfolio)
1. Vishay Intertechnology, Inc. Manufacturer of electronic components	3.0%
2. Invitrogen Corp. Developer of research kits	3.0%
3. Chico's FAS, Inc. Seller of women's clothing and accessories	2.7%
4. Rowan Companies, Inc. Contractor of drilling oil and gas wells	2.6%
5. NPS Pharmaceuticals, Inc. Developer of small molecule drugs	2.5%
6. Harman International Industries, Inc. Manufacturer of high fidelity audio and video components	2.5%
7. Jabil Circuit, Inc. Designer and manufacturer of circuit board assemblies for original equipment manufacturers	2.4%
8. Celgene Corp. Producer of pharmaceuticals	2.4%
9. Cognos, Inc. Manufacturer and distributor of software	2.4%
10. Investors Financial Services Corp. Provider of asset administration services	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003

	Shares	Value ($)

Common Stocks 93.7%
Consumer Discretionary 14.4%
Automobiles 1.0%
Thor Industries, Inc.	49,200	2,657,784
Hotels, Restaurants & Leisure 4.0%
GTECH Holdings Corp.	124,500	5,334,825
The Cheesecake Factory, Inc.*	155,100	5,609,967
		10,944,792
Household Durables 2.4%
Harman International Industries, Inc.	68,800	6,766,480
Media 2.1%
Citadel Broadcasting Co.*	46,300	914,888
Entercom Communications Corp.*	108,700	4,871,934
		5,786,822
Specialty Retail 3.7%
Chico's FAS, Inc.*	243,400	7,457,776
Regis Corp.	83,600	2,683,560
		10,141,336
Textiles, Apparel & Luxury Goods 1.2%
Columbia Sportswear Co.*	61,100	3,223,025
Consumer Staples 7.0%
Beverages 1.0%
Constellation Brands, Inc. "A"*	93,000	2,835,570
Food & Drug Retailing 4.0%
Performance Food Group Co.*	140,000	5,699,400
Whole Foods Market, Inc.*	98,100	5,413,158
		11,112,558
Food Products 2.0%
Dean Foods Co.*	172,600	5,355,778
Energy 4.5%
Energy Equipment & Services
BJ Services Co.*	155,800	5,323,686
Rowan Companies, Inc.*	287,300	7,061,834
		12,385,520
Financials 9.2%
Banks 2.3%
Investors Financial Services Corp.	199,800	6,273,720
Diversified Financials 6.0%
Ameritrade Holding Corp.*	515,500	5,799,375
Chicago Mercantile Exchange	42,700	2,938,187
Investment Technology Group, Inc.*	259,400	4,975,292
LaBranche & Co., Inc.	183,800	2,683,480
		16,396,334
Insurance 0.9%
Radian Group,Inc.	56,800	2,521,920
Health Care 17.6%
Biotechnology 9.9%
Celgene Corp.*	154,200	6,681,486
Invitrogen Corp.*	141,200	8,188,188
Martek Biosciences Corp.*	107,200	5,646,224
MedImmune, Inc.*	118,100	3,898,481
Millennium Pharmaceuticals, Inc.*	177,400	2,730,186
		27,144,565
Health Care Providers & Services 3.6%
Caremark Rx, Inc.*	259,100	5,855,660
Lincare Holdings, Inc.*	109,000	3,994,850
		9,850,510
Pharmaceuticals 4.1%
Biovail Corp.*	118,800	4,413,420
NPS Pharmaceuticals, Inc.*	246,026	6,851,824
		11,265,244
Industrials 10.9%
Aerospace & Defense 1.7%
Alliant Techsystems, Inc.*	95,900	4,607,995
Airlines 3.3%
SkyWest, Inc.	187,600	3,249,232
Southwest Airlines Co.	322,100	5,701,170
		8,950,402
Commercial Services & Supplies 4.1%
Corinthian Colleges, Inc.*	91,700	5,241,572
ITT Educational Services, Inc.*	128,100	6,138,552
		11,380,124
Road & Rail 1.8%
Swift Transportation Co., Inc.*	216,800	4,919,192
Information Technology 27.4%
Communications Equipment 3.2%
Adaptec, Inc.*	621,900	4,701,564
Emulex Corp.*	155,700	3,965,679
		8,667,243
Computers & Peripherals 1.9%
Network Appliance, Inc.*	254,000	5,214,620
Electronic Equipment & Instruments 5.4%
Jabil Circuit, Inc.*	257,800	6,715,690
Vishay Intertechnology, Inc.*	470,300	8,239,656
		14,955,346
Semiconductor Equipment & Products 13.3%
Applied Micro Circuits Corp.*	1,080,700	5,263,009
Linear Technology Corp.	139,100	4,981,171
Microchip Technology, Inc.	142,500	3,411,450
National Semiconductor Corp.*	162,300	5,240,667
QLogic Corp.*	53,600	2,519,736
Teradyne, Inc.*	201,700	3,751,620
Varian Semiconductor Equipment Associates, Inc.*	163,000	6,104,350
Xilinx, Inc.*	186,500	5,317,115
		36,589,118
Software 3.6%
Cognos, Inc.*	214,300	6,647,586
Take-Two Interactive Software, Inc.*	98,900	3,379,413
		10,026,999
Materials 1.9%
Containers & Packaging
Packaging Corp. of America*	271,300	5,268,646
Telecommunication Services 0.8%
Wireless Telecommunication Services
Nextel Partners, Inc.*	285,400	2,240,390
Total Common Stocks (Cost $214,567,802)		257,482,033
Preferred Stocks 0.1%
Information Technology 0.1%
Software
fusionOne* (c)	690,608	131,216
Planetweb, Inc. "E"* (c)	413,603	0
		131,216
Telecommunication Services 0.0%
Diversified Telecommunication Services
Convergent Networks, Inc.* (c)	345,565	44,923
Total Preferred Stocks (Cost $6,000,001)		176,139

Cash Equivalents 6.2%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $17,056,332)	17,056,332	17,056,332
Total Investment Portfolio - 100.0% (Cost $237,624,135) (a)		274,714,504

* Non-income producing security.
(a) The cost for federal income tax purposes was $242,682,257. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $32,032,247. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,472,001 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,439,754.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Schedule of Restricted Securities
Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Convergent Networks, Inc.	September 2000	-	44,923.02
fusionOne	October 2000	3,750,001	131,216.05
Planetweb, Inc. "E"	September 2000	2,250,000	-	-
Total Restricted Securities			176,139.07

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments: Investments in securities, at value (cost $220,567,803)	$ 257,658,172
Investment in Scudder Cash Management QP Trust, (cost $17,056,332)	17,056,332
Total investments in securities, at value (cost $237,624,135)	274,714,504
Cash	1,127,890
Receivable for investments sold	6,475,470
Dividends receivable	3,709
Receivable for Fund shares sold	145,095
Total assets	282,466,668
Liabilities
Payable for investments purchased	19,478,552
Payable for Fund shares redeemed	322,300
Accrued management fee	205,191
Other accrued expenses and payables	200,612
Total liabilities	20,206,655
Net assets, at value	$ 262,260,013
Net Assets
Net assets consist of: Accumulated net investment loss	(21,114)
Net unrealized appreciation (depreciation) on investments	37,090,369
Accumulated net realized gain (loss)	(349,125,426)
Paid-in capital	574,316,184
Net assets, at value	$ 262,260,013

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($216,549,428 / 73,212,743 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 2.96
Maximum offering price per share (100 / 94.25 of $2.96)	$ 3.14
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($34,549,177 / 13,597,900 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 2.54
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($10,911,908 / 4,198,828 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 2.60
Maximum offering price per share (100 / 99 of $2.60)	$ 2.63
Class I Net Asset Value, offering and redemption price per share ($249,500 / 79,968 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.12

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Income: Dividends	$ 443,481
Interest - Scudder Cash Management QP Trust	234,176
Total Income	677,657
Expenses: Management fee	1,411,238
Administrative fee	919,531
Distribution service fees	852,360
Trustees' fees and expenses	31,552
Other	4,829
Total expenses, before expense reductions	3,219,510
Expense reductions	(400)
Total expenses, after expense reductions	3,219,110
Net investment loss	(2,541,453)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(70,009,022)
Net unrealized appreciation (depreciation) during the period on investments	156,446,777
Net gain (loss) on investment transactions	86,437,755
Net increase (decrease) in net assets resulting from operations	$ 83,896,302

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002
Operations: Net investment income (loss)	$ (2,541,453)	$ (3,324,525)
Net realized gain (loss) on investment transactions	(70,009,022)	(92,552,604)
Net unrealized appreciation (depreciation) on investment transactions during the period	156,446,777	(3,345,554)
Net increase (decrease) in net assets resulting from operations	83,896,302	(99,222,683)
Fund share transactions: Proceeds from shares sold	41,693,562	252,844,693
Cost of shares redeemed	(73,127,815)	(349,676,560)
Net increase (decrease) in net assets from Fund share transactions	(31,434,253)	(96,831,867)
Increase (decrease) in net assets	52,462,049	(196,054,550)
Net assets at beginning of period	209,797,964	405,852,514
Net assets at end of period (including accumulated net investment loss of $21,114 and $19,695, respectively)	$ 262,260,013	$ 209,797,964

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 2.06	$ 3.02	$ 9.10	$ 6.12	$ 5.30
Income from investment operations: Net investment income (loss)	(.02)[a]	(.02)[a]	(.03)	(.08)[a]	(.04)[a]
Net realized and unrealized gain (loss) on investment transactions	.92	(.94)	(4.73)	3.42	1.27
Total from investment operations	.90	(.96)	(4.76)	3.34	1.23
Less distributions from: Net realized gains on investment transactions	-	-	(1.32)	(.36)	(.41)
Net asset value, end of period	$ 2.96	$ 2.06	$ 3.02	$ 9.10	$ 6.12
Total Return (%)[b]	43.69	(31.79)[c]	(57.42)[c]	55.94	23.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	217	168	325	821	565
Ratio of expenses before expense reductions (%)	1.23	1.08	1.14[d]	1.34	1.01
Ratio of expenses after expense reductions (%)	1.23	1.07	1.10[d]	1.33	1.01
Ratio of net investment income (loss) (%)	(.94)	(.74)	(.67)	(1.02)	(.64)
Portfolio turnover rate (%)	134	59	132	156	133
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.11% and 1.10%, respectively.

Class B
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.78	$ 2.65	$ 8.29	$ 5.67	$ 4.98
Income from investment operations: Net investment income (loss)	(.04)[a]	(.04)[a]	(.08)	(.16)[a]	(.10)[a]
Net realized and unrealized gain (loss) on investment transactions	.80	(.83)	(4.24)	3.14	1.20
Total from investment operations	.76	(.87)	(4.32)	2.98	1.10
Less distributions from: Net realized gains on investment transactions	-	-	(1.32)	(.36)	(.41)
Net asset value, end of period	$ 2.54	$ 1.78	$ 2.65	$ 8.29	$ 5.67
Total Return (%)[b]	42.70	(32.83)	(57.94)	53.95	22.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	31	63	186	136
Ratio of expenses before expense reductions (%)	2.13	2.01	2.26[c]	2.51	2.28
Ratio of expenses after expense reductions (%)	2.13	2.01	2.25[c]	2.50	2.28
Ratio of net investment income (loss) (%)	(1.84)	(1.68)	(1.82)	(2.19)	(1.91)
Portfolio turnover rate (%)	134	59	132	156	133
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.

Class C
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.82	$ 2.70	$ 8.39	$ 5.71	$ 5.00
Income from investment operations: Net investment income (loss)	(.04)[a]	(.04)[a]	(.06)	(.13)[a]	(.08)[a]
Net realized and unrealized gain (loss) on investment transactions	.82	(.84)	(4.31)	3.17	1.20
Total from investment operations	.78	(.88)	(4.37)	3.04	1.12
Less distributions from: Net realized gains on investment transactions	-	-	(1.32)	(.36)	(.41)
Net asset value, end of period	$ 2.60	$ 1.82	$ 2.70	$ 8.39	$ 5.71
Total Return (%)[b]	42.86	(32.59)	(58.02)	55.38	23.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	8	11	21	10
Ratio of expenses before expense reductions (%)	2.05	1.91	1.97[c]	2.10	1.93
Ratio of expenses after expense reductions (%)	2.05	1.91	1.89[c]	2.10	1.93
Ratio of net investment income (loss) (%)	(1.76)	(1.58)	(1.46)	(1.79)	(1.56)
Portfolio turnover rate (%)	134	59	132	156	133
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.

Class I
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 2.16	$ 3.16	$ 9.38	$ 6.27	$ 5.39
Income from investment operations: Net investment income (loss)	(.01)[a]	(.01)[a]	(.02)	(.05)[a]	(.01)[a]
Net realized and unrealized gain (loss) on investment transactions	.97	(.99)	(4.88)	3.52	1.30
Total from investment operations	.96	(1.00)	(4.90)	3.47	1.29
Less distributions from: Net realized gains on investment transactions	-	-	(1.32)	(.36)	(.41)
Net asset value, end of period	$ 3.12	$ 2.16	$ 3.16	$ 9.38	$ 6.27
Total Return (%)	44.44	(31.65)	(57.33)	56.87	24.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.25	3	7	20	12
Ratio of expenses before expense reductions (%)	.72	.60	.71[b]	.97	.58
Ratio of expenses after expense reductions (%)	.72	.60	.70[b]	.96	.58
Ratio of net investment income (loss) (%)	(.43)	(.27)	(.27)	(.65)	(.21)
Portfolio turnover rate (%)	134	59	132	156	133
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .70% and .69%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Dynamic Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $308,862,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($194,045,000) and September 30, 2011 ($114,817,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $35,206,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (308,862,000)
Net unrealized appreciation (depreciation) on investments	$ 32,032,247

* For tax purposes short-term capital gains distributions are condidered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $290,109,864 and $314,638,934, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to 1/12 of the annual rate of 0.65% of the Fund's average daily net assets computed and accrued daily, which is then adjusted monthly upward or downward by a maximum of 0.30% based upon the performance for the immediately preceding twelve months of the Class A shares of the Fund as compared to the performance of the Standard & Poor's 500 Index.

Accordingly, for the year ended September 30, 2003, the fees pursuant to the Management Agreement were as follows:

Base fee	$ 1,722,708
Performance adjustment	(311,470)
Total fees	$ 1,411,238

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.525%, 0.425% and 0.10% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 708,345	$ 74,502
Class B	170,957	12,838
Class C	38,340	3,556
Class I	1,889	745
	$ 919,531	$ 91,641

The Administrative Agreement between the Advisor and the Fund terminated September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B and C shares, respectively, and 1.00% of average daily net assets for Class I shares (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class B	$ 244,121	$ 22,878
Class C	67,628	7,103
	$ 311,749	$ 29,981

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class A	$ 442,659	$ 48,641.23%
Class B	75,398	10,937.23%
Class C	22,554	2,397.25%
	$ 540,611	$ 61,975

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2003 aggregated $13,622 and $27, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for Class B and C shares aggregated $61,122 and $243, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2003, SDI received $28.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $400 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,750,826	$ 26,396,706	65,930,232	$ 227,153,163
Class B	5,024,492	10,647,555	5,382,936	14,489,319
Class C	1,725,147	3,731,260	2,030,390	5,674,744
Class I	391,412	918,041	1,809,837	5,527,467
		$ 41,693,562		$ 252,844,693
Shares redeemed
Class A	(19,216,790)	$ (46,569,104)	(91,738,076)	$ (305,222,086)
Class B	(8,766,669)	(18,394,412)	(11,827,007)	(31,629,506)
Class C	(1,670,737)	(3,570,247)	(1,823,314)	(5,074,696)
Class I	(1,914,302)	(4,594,052)	(2,489,794)	(7,750,272)
		$ (73,127,815)		$ (349,676,560)
Net increase (decrease)
Class A	(8,465,964)	$ (20,172,398)	(25,807,844)	$ (78,068,923)
Class B	(3,742,177)	(7,746,857)	(6,444,071)	(17,140,187)
Class C	54,410	161,013	207,076	600,048
Class I	(1,522,890)	(3,676,011)	(679,957)	(2,222,805)
		$ (31,434,253)		$ (96,831,867)

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of Scudder Dynamic Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Dynamic Growth Fund, (the "Fund"), as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Dynamic Growth Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts November 14, 2003	/s/ Ernst & Young LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems); American Healthways, Inc. (provider of disease and care management services).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present[5]	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Audrey M.T. Jones (58) Vice President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[3] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Sommers has taken a leave of absence from the fund's Board until December 31, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KSCAX	KSCBX	KSCCX
CUSIP Number	81114R-103	81114R-202	81114R-301
Fund Number	004	204	304

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Dynamic Growth Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Dynamic Growth Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Dynamic Growth Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ----------------------------